UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 23, 2010
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-14323 (Commission File Number)	76-0568219 (I.R.S. Employer Identification No.)
1100 Louisiana, 10th Floor
Houston, Texas 77002
(Address of Principal Executive Offices, including Zip Code)
(713) 381-6500
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On February 23, 2010, the Audit, Conflicts and Governance Committee (the “Committee”) of the board of directors (the “Board”) of Enterprise Products GP, LLC, the general partner (the “General Partner”) of Enterprise Products Partners L.P. (the “Partnership”), approved new forms of (i) Option Grant (Exhibit 10.3 hereto), (ii) Employee Restricted Unit Grant (Exhibit 10.5 hereto) and (iii) Non-Employee Director Unit Grant (Exhibit 10.6 hereto) under the 1998 Restated Plan (as defined below).
     In addition, the Committee approved new forms of (i) Option Grant (Exhibit 10.9 hereto), (ii) Employee Restricted Unit Grant (Exhibit 10.10 hereto) and (iii) Non-Employee Director Unit Grant (Exhibit 10.11 hereto) under the 2008 Restated Plan (as defined below).
     Further, the Committee approved certain amendments to existing grant agreements for options and restricted units under the 1998 Restated Plan (Exhibits 10.2 and 10.4, respectively) and to existing grant agreements for options under the 2008 Restated Plan (Exhibit 10.8). These amendments provide for, among other things, conforming changes regarding a “qualifying termination” (as defined in the amendments).
     In addition, the Committee approved awards of restricted common units and options to purchase common units to the principal executive officer, principal financial officer and certain other named executive officers under the 2008 Restated Plan. Such awards are materially consistent with the previously disclosed terms of the 2008 Plan and prior grant agreements.

Item 8.01.	Other Events.
     On February 23, 2010, the Committee also approved the Enterprise Products 1998 Long-Term Incentive Plan (as amended and restated as of February 23, 2010) (the “1998 Restated Plan”) and the Amended and Restated 2008 Enterprise Products Long-Term Incentive Plan (February 23, 2010) (the “2008 Restated Plan,” and together with the 1998 Restated Plan, the “Restated Plans”). The Restated Plans were amended and restated to clarify that the Committee shall have the discretion to establish forfeiture provisions and restrictions on transferability, if any, of restricted unit grants. Copies of the Restated Plans reflecting these changes are filed as Exhibits 10.1 and 10.7, respectively.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Enterprise Products 1998 Long-Term Incentive Plan (as amended and restated as of February 23, 2010).
10.2	Amendment to Form of Option Grant Award under Enterprise Products 1998 Long-Term Incentive Plan for awards issued before February 23, 2010.
10.3	Form of Option Grant Award under Enterprise Products 1998 Long-Term Incentive Plan.
10.4	Amendment to Form of Restricted Unit Grant Award under Enterprise Products 1998 Long-Term Incentive Plan for awards issued before February 23, 2010.
10.5	Form of Employee Restricted Unit Grant Award under Enterprise Products 1998 Long-Term Incentive Plan.
10.6	Form of Non-Employee Director Unit Grant Award under Enterprise Products 1998 Long-Term Incentive Plan.
10.7	Amended and Restated 2008 Enterprise Products Long-Term Incentive Plan (February 23, 2010).
10.8	Amendment to Form of Option Grant Award under the Amended and Restated 2008 Enterprise Products Long-Term Incentive Plan for awards issued before February 23, 2010.
10.9	Form of Option Grant Award under the Amended and Restated 2008 Enterprise Products Long-Term Incentive Plan.
10.10	Form of Employee Restricted Unit Grant Award under the Amended and Restated 2008 Enterprise Products Long-Term Incentive Plan.
10.11	Form of Non-Employee Director Unit Grant Award under the Amended and Restated 2008 Enterprise Products Long-Term Incentive Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
	By:	Enterprise Products GP, LLC,
its General Partner

Date: February 26, 2010	By:	/s/ Michael J. Knesek
		Name:	Michael J. Knesek
		Title:	Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

Exhibit Index

Exhibit No.	Description
10.1	Enterprise Products 1998 Long-Term Incentive Plan (as amended and restated as of February 23, 2010).
10.2	Amendment to Form of Option Grant Award under Enterprise Products 1998 Long-Term Incentive Plan for awards issued before February 23, 2010.
10.3	Form of Option Grant Award under Enterprise Products 1998 Long-Term Incentive Plan.
10.4	Amendment to Form of Restricted Unit Grant Award under Enterprise Products 1998 Long-Term Incentive Plan for awards issued before February 23, 2010.
10.5	Form of Employee Restricted Unit Grant Award under Enterprise Products 1998 Long-Term Incentive Plan.
10.6	Form of Non-Employee Director Unit Grant Award under Enterprise Products 1998 Long-Term Incentive Plan.
10.7	Amended and Restated 2008 Enterprise Products Long-Term Incentive Plan (February 23, 2010).
10.8	Amendment to Form of Option Grant Award under the Amended and Restated 2008 Enterprise Products Long-Term Incentive Plan for awards issued before February 23, 2010.
10.9	Form of Option Grant Award under the Amended and Restated 2008 Enterprise Products Long-Term Incentive Plan.
10.10	Form of Employee Restricted Unit Grant Award under the Amended and Restated 2008 Enterprise Products Long-Term Incentive Plan.
10.11	Form of Non-Employee Director Unit Grant Award under the Amended and Restated 2008 Enterprise Products Long-Term Incentive Plan.